UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		September 28, 2012

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9172	34-1505819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 449-9600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.
On September 28, 2012, NACCO Industries, Inc., referred to as NACCO, spun-off Hyster-Yale Materials Handling, Inc., referred to as Hyster-Yale, the former wholly owned subsidiary of NACCO, to the stockholders of NACCO, referred to as the Spin-Off. In connection with the Spin-Off, the following agreements were entered into:

(i)	Separation Agreement, dated as of September 28, 2012, by and between NACCO and Hyster-Yale (the “Separation Agreement”);

(ii)	Transition Services Agreement, dated as of September 28, 2012, by and among NACCO and Hyster-Yale (the “Transition Services Agreement”);

(iii)	Tax Allocation Agreement, dated as of September 28, 2012, by and between NACCO and Hyster-Yale (the “Tax Allocation Agreement”); and

(iv)	Amended and Restated Stockholders' Agreement, dated as of September 28, 2012, among the signatories thereto, NACCO, as the depository, and NACCO (the “Amended and Restated Stockholders' Agreement”).
Separation Agreement
Pursuant to the terms of the Separation Agreement, NACCO made a distribution of 8,389,563 shares of Class A Common Stock, par value $0.01 per share, of Hyster-Yale (“Class A Common”) and 8,389,563 shares of Class B Common Stock, par value $0.01 per share, of Hyster-Yale (“Class B Common”) to holders of NACCO common stock. Each holder of NACCO common stock, whether NACCO Class A Common Stock, par value $1.00 per share (“NACCO Class A Common”), or NACCO Class B Common Stock, par value $1.00 per share (“NACCO Class B Common”), received one share of Class A Common and one share of Class B Common for each share of NACCO Class A Common and NACCO Class B Common.
The Separation Agreement contains provisions regarding retirement benefits for employees of Hyster-Yale which were formally provided pursuant to a combined plan which included benefits for employees of NACCO and each of its operating subsidiaries, including Hyster-Yale. In connection with the Spin-Off, the assets and liabilities for retirement benefits relating to current and former U.S. salaried employees of Hyster-Yale were assumed by a new Hyster-Yale sponsored pension plan. The Separation Agreement also contains provisions regarding directors' and officers' liability insurance and fiduciary liability insurance and indemnification of Hyster-Yale and NACCO and each of their respective officers, directors, employees, agents and representatives.
Transition Services Agreement
Under the terms of the Transition Services Agreement, NACCO will obtain services from Hyster-Yale and provide services to Hyster-Yale on a transitional basis, as needed, for varying periods after the Spin-Off. These services will include:

•	legal and consulting support relating to employee benefits, compensation and human resources matters;

•	general accounting support, including public company support;

•	general legal, public company, information technology and infrastructure, insurance and internal audit support (including responding to requests from regulatory and compliance agencies) as needed; and

•
tax compliance and consulting support (including completion of federal audits and appeals through the 2010 tax year; 2011 tax sharing computations; 2011 state income tax return filings for certain operating subsidiaries of NACCO after the Spin-Off and miscellaneous provision and tax return oversight).

None of the transition services is expected to exceed one year. NACCO or Hyster-Yale may extend the initial transition period for a period of up to three months for any service upon 30 days written notice to the other party prior to the initial termination date. Hyster-Yale expects that NACCO will pay net aggregate fees to Hyster-Yale of no more than $625,000 over the initial term of the Transition Services Agreement.
Tax Allocation Agreement
Hyster-Yale and NACCO entered into the Tax Allocation Agreement that generally governs NACCO's and Hyster-Yale's respective rights, responsibilities and obligations after the Spin-Off with respect to taxes for any tax period ending on or before the Spin-Off, as well as tax periods beginning before and ending after the Spin-Off. Generally, Hyster-Yale will be liable for all pre-Spin-Off U.S. federal income taxes, foreign income taxes and certain non-income taxes attributable to Hyster-Yale's business. In addition, the Tax Allocation Agreement addresses the allocation of liability for taxes that are incurred as a result of restructuring activities undertaken to effectuate the Spin-Off. The Tax Allocation Agreement provides that Hyster-Yale is liable for taxes incurred by NACCO that arise as a result of Hyster-Yale's taking or failing to take, as the case may be, certain actions that result in the Spin-Off failing to meet the requirements of a tax-free distribution under Sections 335 and 361 of the Internal Revenue Code.
Stockholders' Agreement
NACCO entered into the Amended and Restated Stockholders' Agreement with certain of NACCO's stockholders who are members of the Rankin and Taplin families. The terms of the Amended and Restated Stockholders' Agreement require signatories to the agreement, prior to any conversion of NACCO Class B Common into NACCO Class A Common by such signatories, to offer such Class B Common to all of the other signatories on a pro rata basis. A signatory may sell or transfer all shares not purchased under the right of first refusal as long as they are converted into NACCO Class A Common prior to such sale or transfer. Under the Amended and Restated Stockholders' Agreement, NACCO may, but is not obligated to, buy any of the shares of NACCO Class B Common not purchased by signatories following the trigger of the right of first refusal.
The Separation Agreement, the Transition Services Agreement, the Tax Allocation Agreement and the Amended and Restated Stockholders' Agreement are listed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are hereby incorporated into this Item 1.01 by reference. The foregoing summary of each of these agreements is qualified in its entirety by reference to the full text of such exhibits.
Item 2.01.    Completion of Acquisition or Disposition of Assets.
On September 28, 2012, NACCO completed the Spin-Off of its materials handling business as a result of the distribution of 100% of the outstanding shares of Class A Common and Class B Common to the holders of NACCO Class A Common and NACCO Class B Common. Hyster-Yale filed a Registration Statement on Form S-1, as amended, with the U.S. Securities and Exchange Commission relating to the distribution of the common stock of Hyster-Yale.
As described above, pursuant to the terms of the Separation Agreement, NACCO distributed one share of Class A Common and one share of Class B Common after the close of trading on September 28, 2012 for each share of NACCO Class A Common and NACCO Class B Common stock outstanding as of 5:00 p.m. Eastern Time on the record date of September 25, 2012. As a result of the Spin-Off, Hyster-Yale became an independent public company and began trading under the symbol "HY" on the New York Stock Exchange on October 1, 2012.
The unaudited pro forma consolidated financial information of NACCO giving effect to the Spin-Off together with the related notes thereto, is attached hereto as Exhibit 99.1.

Item 2.05.    Costs Associated With Exit or Disposal Activities.
The description of the Spin-Off contained in Item 2.01 of this report is incorporated herein by reference. As of the date of this report, NACCO estimates the total, cash expenditures for pre-tax costs associated with the Spin-Off to be in the range of approximately $3 million to $4 million, consisting of financial, legal and other separation-related advisory fees. NACCO expects substantially all of these costs will be recognized in its financial statements as of and for the nine months ended September 30, 2012. NACCO estimates that future cash expenditures for pre-tax costs associated with the Spin-Off will be immaterial.
Item 9.01    Financial Statements and Exhibits.
(b)    Pro Forma Financial Information.

The unaudited pro forma consolidated financial information of NACCO giving effect to the Spin-Off together with the related notes thereto, is attached hereto as Exhibit 99.1.

(d)    Exhibits.

Exhibit No.	Exhibit Description
10.1
Separation Agreement, dated as of September 28, 2012, by and between NACCO Industries, Inc. and Hyster-Yale Materials Handling, Inc. is incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by Hyster-Yale Materials Handling, Inc. on October 4, 2012, Commission File No. 001-35646.

10.2
Transition Services Agreement, dated as of September 28, 2012, by and among NACCO Industries, Inc. and Hyster-Yale Materials Handling, Inc. is incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K, filed by Hyster-Yale Materials Handling, Inc. on October 4, 2012, Commission File No. 001-35646.

10.3
Tax Allocation Agreement, dated as of September 28, 2012, by and between NACCO Industries, Inc. and Hyster-Yale Materials Handling, Inc. is incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K, filed by Hyster-Yale Materials Handling, Inc. on October 4, 2012, Commission File No. 001-35646.

10.4	Amended and Restated Stockholders' Agreement, dated as of September 28, 2012, among the signatories thereto, NACCO Industries, Inc., as depository, and NACCO Industries, Inc.
99.1	NACCO Industries, Inc. Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 4, 2012		NACCO INDUSTRIES, INC.

		By:	/s/ John D. Neumann
Name: John D. Neumann
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Item 9.01    Financial Statements and Exhibits.
(b)    Pro Forma Financial Information.

The unaudited pro forma consolidated financial information of NACCO giving effect to the Spin-Off together with the related notes thereto, is attached hereto as Exhibit 99.1.

(d)    Exhibits.

Exhibit No.	Exhibit Description
10.1
Separation Agreement, dated as of September 28, 2012, by and between NACCO Industries, Inc. and Hyster-Yale Materials Handling, Inc. is incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by Hyster-Yale Materials Handling, Inc. on October 4, 2012, Commission File No. 001-35646.

10.2
Transition Services Agreement, dated as of September 28, 2012, by and among NACCO Industries, Inc. and Hyster-Yale Materials Handling, Inc. is incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K, filed by Hyster-Yale Materials Handling, Inc. on October 4, 2012, Commission File No. 001-35646.

10.3
Tax Allocation Agreement, dated as of September 28, 2012, by and between NACCO Industries, Inc. and Hyster-Yale Materials Handling, Inc. is incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K, filed by Hyster-Yale Materials Handling, Inc. on October 4, 2012, Commission File No. 001-35646.

10.4	Amended and Restated Stockholders' Agreement, dated as of September 28, 2012, among the signatories thereto, NACCO Industries, Inc., as depository, and NACCO Industries, Inc.
99.1	NACCO Industries, Inc. Unaudited Pro Forma Condensed Consolidated Financial Information.